Death Benefit Option 1


Development of Policy Value

---------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                 $ 77,391.97

 (B)  Plus Premium Paid in Year 5                                                      20,000.00

 (C)  Minus Premium Load                                                                2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                               ------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                               $ 95,341.97
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   143.60
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 12.89 [ A * ((1+0.003)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 391.59 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               ------------------

 (I)  Policy Value at the End of Year 5, Month 1                                     $ 95,577.07
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% (Net Investment Return of 5.05%)






Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 95,577.07

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment                         $ 7,200.00
              (see calculation below)

                                                                               -----------------

 (M)  Surrender Value at the End of Year 5, Month 1                                $ 102,777.07
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                                           $ 100,000.00

 (2)  ECSVR factor in Year 5                                                               7.2%

                                                                               -----------------

 (3)  ECSVR additional payment                                                       $ 7,200.00
      [ 1 * 2 ]




Development of Death Benefit

--------------------------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                  $ 102,777.07

 (N) Applicable Corridor Factor 1.91
                                                                               -------------------

 (O)  Minimum Death Benefit                                                          $ 196,304.20
      [ M * N ]

 (P)  Death Benefit 1,000,000.00
                                                                               -------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                   $1,000,000.00
      [ Maximum of O and P ]






Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                          Beginning                Monthly        Asset           End of
               Prior Month           Premium         Premium         of Month        COI       Admin        Based            Month
  Month       Policy Value              Paid            Load     Policy Value     Charge      Charge       Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1          $ 77,391.97       $ 20,000.00      $ 2,050.00      $ 95,341.97    $143.60         $ -      $ 12.89      $ 95,577.07
    2            95,577.07                 -               -        95,577.07     143.57           -        15.91        95,810.13
    3            95,810.13                 -               -        95,810.13     143.53           -        15.95        96,044.15
    4            96,044.15                 -               -        96,044.15     143.49           -        15.99        96,279.14
    5            96,279.14                 -               -        96,279.14     143.45           -        16.03        96,515.09
    6            96,515.09                 -               -        96,515.09     143.42           -        16.07        96,752.00
    7            96,752.00                 -               -        96,752.00     143.38           -        16.11        96,989.89
    8            96,989.89                 -               -        96,989.89     143.34           -        16.15        97,228.76
    9            97,228.76                 -               -        97,228.76     143.30           -        16.19        97,468.61
   10            97,468.61                 -               -        97,468.61     143.26           -        16.23        97,709.45
   11            97,709.45                 -               -        97,709.45     143.23           -        16.27        97,951.27
   12            97,951.27                 -               -        97,951.27     143.19           -        16.31        98,194.08


-------------------------------------------------------------------------

                                   End of                         End of
                                    Month                          Month
                      Face          Death    Surrender         Surrender
  Month             Amount        Benefit       Charge             Value
-------------------------------------------------------------------------
    1          $ 1,000,000     $1,000,000          $ -      $ 102,777.07
    2          $ 1,000,000      1,000,000            -      $ 103,010.13
    3          $ 1,000,000      1,000,000            -      $ 103,244.15
    4          $ 1,000,000      1,000,000            -      $ 103,479.14
    5          $ 1,000,000      1,000,000            -      $ 103,715.09
    6          $ 1,000,000      1,000,000            -      $ 103,952.00
    7          $ 1,000,000      1,000,000            -      $ 104,189.89
    8          $ 1,000,000      1,000,000            -      $ 104,428.76
    9          $ 1,000,000      1,000,000            -      $ 104,668.61
   10          $ 1,000,000      1,000,000            -      $ 104,909.45
   11          $ 1,000,000      1,000,000            -      $ 105,151.27
   12          $ 1,000,000      1,000,000            -      $ 105,394.08




Death Benefit Option 2



Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 77,127.27

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 95,077.27
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  158.74
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 12.84 [ A * ((1+0.003)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 390.44 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 95,296.13
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% (Net Investment Return of 5.05%)




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 95,296.13

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment                         $ 7,200.00
              (see calculation below)

                                                                               -----------------

 (M)  Surrender Value at the End of Year 5, Month 1                                $ 102,496.13
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                                           $ 100,000.00

 (2)  ECSVR factor in Year 5                                                               7.2%

                                                                               -----------------

 (3)  ECSVR additional payment                                                       $ 7,200.00
      [ 1 * 2 ]





Development of Death Benefit

---------------------------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                   $ 102,496.13

 (N) Applicable Corridor Factor 1.91
                                                                               --------------------

 (O)  Minimum Death Benefit                                                           $ 195,767.61
      [ M * N ]

 (P)  Death Benefit 1,095,296.13
                                                                               --------------------
      [Face Amount + Policy Value]

 (Q)  Death Benefit at the End of Year 5, Month 1                                    $1,095,296.13
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

-----------------------------------------------------------------------------------------------------------------------------------


                    End of                                          Beginning                Monthly        Asset           End of
               Prior Month           Premium         Premium         of Month        COI       Admin        Based            Month
  Month       Policy Value              Paid            Load     Policy Value     Charge      Charge       Charge     Policy Value
-----------------------------------------------------------------------------------------------------------------------------------
    1          $ 77,127.27       $ 20,000.00      $ 2,050.00      $ 95,077.27    $158.74         $ -      $ 12.84      $ 95,296.13
    2            95,296.13                 -               -        95,296.13     158.74           -        15.87        95,512.85
    3            95,512.85                 -               -        95,512.85     158.74           -        15.90        95,730.43
    4            95,730.43                 -               -        95,730.43     158.74           -        15.94        95,948.86
    5            95,948.86                 -               -        95,948.86     158.74           -        15.98        96,168.15
    6            96,168.15                 -               -        96,168.15     158.74           -        16.01        96,388.31
    7            96,388.31                 -               -        96,388.31     158.74           -        16.05        96,609.34
    8            96,609.34                 -               -        96,609.34     158.74           -        16.09        96,831.24
    9            96,831.24                 -               -        96,831.24     158.74           -        16.12        97,054.02
   10            97,054.02                 -               -        97,054.02     158.74           -        16.16        97,277.68
   11            97,277.68                 -               -        97,277.68     158.74           -        16.20        97,502.22
   12            97,502.22                 -               -        97,502.22     158.74           -        16.24        97,727.64


----------------------------------------------------------------------------

                                      End of                         End of
                                       Month                          Month
                     Face              Death   Surrender          Surrender
  Month            Amount            Benefit      Charge              Value
----------------------------------------------------------------------------
    1         $ 1,000,000        $ 1,095,296         $ -       $ 102,496.13
    2         $ 1,000,000          1,095,513           -       $ 102,712.85
    3         $ 1,000,000          1,095,730           -       $ 102,930.43
    4         $ 1,000,000          1,095,949           -       $ 103,148.86
    5         $ 1,000,000          1,096,168           -       $ 103,368.15
    6         $ 1,000,000          1,096,388           -       $ 103,588.31
    7         $ 1,000,000          1,096,609           -       $ 103,809.34
    8         $ 1,000,000          1,096,831           -       $ 104,031.24
    9         $ 1,000,000          1,097,054           -       $ 104,254.02
   10         $ 1,000,000          1,097,278           -       $ 104,477.68
   11         $ 1,000,000          1,097,502           -       $ 104,702.22
   12         $ 1,000,000          1,097,728           -       $ 104,927.64


Death Benefit Option 3


Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 77,112.35

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 95,062.35
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  159.53
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 12.84 [ A * ((1+0.003)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 390.37 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 95,280.35
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% (Net Investment Return of 5.05%)




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 95,280.35

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment                         $ 7,200.00
              (see calculation below)

                                                                               -----------------

 (M)  Surrender Value at the End of Year 5, Month 1                                $ 102,480.35
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                                           $ 100,000.00

 (2)  ECSVR factor in Year 5                                                               7.2%

                                                                               -----------------

 (3)  ECSVR additional payment                                                       $ 7,200.00
      [ 1 * 2 ]




Development of Death Benefit

--------------------------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                  $ 102,480.35

 (N) Applicable Corridor Factor 1.91
                                                                              --------------------

 (O)  Minimum Death Benefit                                                          $ 195,737.47
      [ M * N ]

 (P)  Death Benefit 1,100,000.00
                                                                              --------------------
      [Face Amount + Cumulative Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 1,100,000.00
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

-----------------------------------------------------------------------------------------------------------------------------------


                     End of                                       Beginning                Monthly         Asset           End of
                Prior Month         Premium       Premium          of Month         COI      Admin         Based            Month
  Month        Policy Value            Paid          Load      Policy Value      Charge     Charge        Charge     Policy Value
-----------------------------------------------------------------------------------------------------------------------------------
    1           $ 77,112.35     $ 20,000.00    $ 2,050.00       $ 95,062.35     $159.53        $ -       $ 12.84      $ 95,280.35
    2             95,280.35               -             -         95,280.35      159.49          -         15.87        95,496.25
    3             95,496.25               -             -         95,496.25      159.46          -         15.90        95,713.04
    4             95,713.04               -             -         95,713.04      159.42          -         15.94        95,930.72
    5             95,930.72               -             -         95,930.72      159.39          -         15.97        96,149.29
    6             96,149.29               -             -         96,149.29      159.35          -         16.01        96,368.76
    7             96,368.76               -             -         96,368.76      159.32          -         16.05        96,589.13
    8             96,589.13               -             -         96,589.13      159.28          -         16.08        96,810.41
    9             96,810.41               -             -         96,810.41      159.25          -         16.12        97,032.59
    10            97,032.59               -             -         97,032.59      159.21          -         16.16        97,255.69
    11            97,255.69               -             -         97,255.69      159.18          -         16.19        97,479.70
    12            97,479.70               -             -         97,479.70      159.14          -         16.23        97,704.64



--------------------------------------------------------------------------------

                                        End of                           End of
                                         Month                            Month
                       Face              Death    Surrender           Surrender
  Month              Amount            Benefit       Charge               Value
--------------------------------------------------------------------------------
    1           $ 1,000,000        $ 1,100,000          $ -        $ 102,480.35
    2           $ 1,000,000        $ 1,100,000            -        $ 102,696.25
    3           $ 1,000,000        $ 1,100,000            -        $ 102,913.04
    4           $ 1,000,000        $ 1,100,000            -        $ 103,130.72
    5           $ 1,000,000        $ 1,100,000            -        $ 103,349.29
    6           $ 1,000,000        $ 1,100,000            -        $ 103,568.76
    7           $ 1,000,000        $ 1,100,000            -        $ 103,789.13
    8           $ 1,000,000        $ 1,100,000            -        $ 104,010.41
    9           $ 1,000,000        $ 1,100,000            -        $ 104,232.59
    10          $ 1,000,000        $ 1,100,000            -        $ 104,455.69
    11          $ 1,000,000        $ 1,100,000            -        $ 104,679.70
    12          $ 1,000,000        $ 1,100,000            -        $ 104,904.64